Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 21, 2000

                           SI DIAMOND TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)



              1-11602                       76-0273345
       (Commission File No.)   (I.R.S. Employer Identification No.)


                             3006 Longhorn Boulevard
                                    Suite 107
                               Austin, Texas 78758
                    (Address of Principal Executive Offices)

                                  512/339-5020
              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events

         Electronic Billboard Technology, Inc., ("EBT") a wholly owned subsidiary of SI Diamond Technology, Inc., entered into a Lease Agreement For Electronic Billboard (the "Agreement") with Eckerd Corporation ("Eckerd") effective as of January 21, 2000. Pursuant to the Agreement, EBT will lease space from Eckerd locations so that it can construct electronic billboards. The Agreement also gives EBT the right to sell advertising on these electronic billboards. As consideration for the lease, Eckerd is entitled to an amount equal to 10% of the gross revenues collected from advertising sold on these electronic billboards minus all applicable sales taxes.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

      10.1   Form  of  Lease  Agreement  for  Electronic   Billboard,  dated  as
January 21, 2000, by and between the Registrant and Eckerd Corporation.

      99.1 News Release, "Eckerd and SI Diamond Announce an Agreement to Install Digital Billboards for Outdoor Point-of-Sale Advertising" February 1, 2000.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SI DIAMOND TECHNOLOGY, INC.

                              By: /S/  W.  MICHAEL MURRAY
                                   W. Michael Murray, Vice President
                                   and General Counsel





Dated: January 21, 2000